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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2009


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ohio                        0-24948                34-1659805
----------------------------    ----------------------      ---------------
(State or Other Jurisdiction    Commission File Number      (I.R.S. Employer
of Incorporation)                                           Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01       OTHER EVENTS.
                ------------

         On December 14, 2009, PVF Capital Corp. (the "Company") issued a press release announcing it has set December 18, 2009 as the record date for its previously disclosed proposed rights offering of common stock.

         A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. You may obtain a written prospectus, when available, for the proposed rights offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, by writing to the Company, 30000 Aurora Road, Solon, Ohio 44139, Attention: Jeffrey N. Male, Corporate Secretary. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Securities may not be sold nor may offers to buy be accepted prior to the effectiveness of a registration statement, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

            A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Not applicable.

         (d)    The following exhibit is filed herewith:

                Exhibit 99.1      Press release dated December 14, 2009

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PVF CAPITAL CORP.


Dated:  December 14, 2009              By: /s/ Robert J. King, Jr.
                                           -------------------------------------
                                           Robert J. King, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)